Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 06/01/2021 12:41 PM
Original ID: 2015-000694807
Amendment ID: 2021-003210652

Change of an Entity's Registered Agent and Office

This form is used ONLY to change the registered agent from one person/company to a different person/company.

1. Name of the business entity:

Active Health Foods, Inc.

2. Name of former registered agent and physical address of former registered office:

(The former registered agent information provided must match exactly with the Secretary of State's records.)

Former Registered Agent:

NPC World Services Inc.
220 W Yellowstone Hwy Unit 2, Douglas, WY 82633

Former Registered Office Address:

PO Box 30211, Las Vegas, NV 89173

3. Name of new registered agent and physical Wyoming address of new registered office:

New Registered Agent:

NPC World Services Inc.
220 W Yellowstone Hwy Unit 2, Douglas, WY 82633

RECEIVED
MAY 19 2021
WYOMING
SECRETARY OF STATE

New Registered Physical Office Address (must be located in Wyoming):

220 W Yellowstone Hwy Unit 2, Douglas, WY 82633

RECEIVED
MAY - 5 2021
SECRETARY OF STATE
WYOMING

New Registered Agent's Mailing Address:

(To include a PO Box in the address it must have the same zip code as the registered office.)

PO Box 30211, Las Vegas, NV 89173

For consistency the Secretary of State's office will only keep one version of the agent's name and address on file.

4. I hereby certify that the new registered office and the registered agent comply with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

5. The mailing address of my business should be changed to reflect the new registered office address. Yes ~~No~~

6. The principal address of my business should be changed to reflect the new registered office address. Yes ~~No~~

7. Once completed the physical address of the registered office and business office of the registered agent will be identical.

Signature: ______________________________ **Date:** 04/28/2021

(Shall be executed by an authorized individual) *(mm/dd/yyyy)*

Print Name: Gregory C. Manos Contact Person: Gregory C. Manos

Title: President & CEO Daytime Phone: 951-454-0889

Email: info@partydipperinc.com ***(Email provided will receive filing evidence.)***

****May list multiple email addresses***

Checklist

- ☑ ***No Filing Fee***
- ☑ This form **must** be accompanied by a written consent to appointment executed by the new registered agent.
- ☑ Please submit one **originally signed** document.
- ☑ **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, NPC World Services Inc. , registered office located at
(name of registered agent)

220 W Yellowstone Hwy
Unit 2
Douglas, WY 82633

voluntarily consent to serve

* ***(registered office physical address, city, state & zip)***

as the registered agent for Active Health Foods, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:** 04/28/2021
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Sara Moore Daytime Phone: (702) 253-7499

Title: President Email: sara@npcworld.com

Registered Agent Mailing Address (if different than above): PO Box 30211
Las Vegas, NV 89173

***If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*